UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 23, 2002
                                                         ----------------


                               RADISYS CORPORATION

            Oregon                   0-26844                  93-0945232
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(State or other jurisdiction of   (Commission                (IRS Employer
 incorporation or organization)      File No.)               Identification No.)


5445 NE Dawson Creek Drive, Hillsboro, OR                        97124
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(Address of principal executive offices)                       (Zip Code)



                                  (503) 615-1100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events

         On January 23, 2002, RadiSys Corporation (the "Company") announced that its board of directors has authorized the repurchase of up to 500,000 shares of the Company's common stock, or approximately 3% of the Company's outstanding shares, and up to $20 million in aggregate principal amount of the Company's outstanding 5 1/2% convertible subordinated notes due 2007. The Company intends to purchase shares of its common stock and notes in the open market or through privately negotiated transactions from time to time over the next several months, subject to market conditions.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   January 25, 2002.

                                            RADISYS CORPORATION



                                            By:/s/JULIA HARPER
                                               --------------------------------
                                                 Julia Harper
                                                 Chief Financial Officer

































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